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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                January 25, 2001

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                Date of report (Date of earliest event reported)

                                  VELOCITA CORP
             (exact name of registrant as specified in its charter)


          DELAWARE                     333-39646               52-2197932
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 (State or other jurisdiction of    Commission File          (I.R.S. Employer
 incorporation or organization)         Number            Identification Number)

                555 Herndon Parkway, Suite 100, Herndon, VA 20170

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               (Address of Principal Executive Offices) (Zip Code)

                                 (703) 796-6400

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              (Registrant's telephone number, including area code)

                          PF.NET COMMUNICATIONS, INC.
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS.

         On January 9, 2001, PF.Net Communications, Inc. (the "Company") announced that Bob Collet had been named president of the Company, replacing Anthony Martin, who had resigned, effective immediately, and that the Company is changing its name to Velocita Corp.

         The following press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference:

     Press Release of the Company dated January 9, 2001.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)       None.

The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

99.1     Press Release, dated January 9, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VELOCITA CORP.

                                            By: /s/ David L. Taylor
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                                               Name:  David L. Taylor
                                               Title: Chief Financial Officer

Date: January 25, 2001

                                  EXHIBIT INDEX

EXHIBIT NO.               DOCUMENT DESCRIPTION

99.1                      Press Release, dated January 9, 2001.